Exhibit 99. (e)(1)(i)

                        MORGAN GRENFELL INVESTMENT TRUST
                             DISTRIBUTION AGREEMENT

                                   APPENDIX A

                          REVISED AS OF: JUNE 28, 2002



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                                                                             DISTRIBUTION                 SERVICE
SERIES                                                 CLASS                      FEE                       FEE*
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
International Select Equity Fund                   Institutional                 None                       None
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International Select Equity Fund                    Investment                   None                      0.25%
----------------------------------------------------------------------------------------------------------------------
International Select Equity Fund                      Premier                    None                       None
----------------------------------------------------------------------------------------------------------------------
International Select Equity Fund                      Class A                    0.25%                      None
----------------------------------------------------------------------------------------------------------------------
International Select Equity Fund                      Class B                    0.75%                     0.25%
----------------------------------------------------------------------------------------------------------------------
International Select Equity Fund                      Class C                    0.75%                     0.25%
----------------------------------------------------------------------------------------------------------------------
European Equity Fund                               Institutional                 None                       None
----------------------------------------------------------------------------------------------------------------------
European Equity Fund                                Investment                   None                      0.25%
----------------------------------------------------------------------------------------------------------------------
European Equity Fund                                  Premier                    None                       None
----------------------------------------------------------------------------------------------------------------------
European Equity Fund                                  Class A                    0.25%                      None
----------------------------------------------------------------------------------------------------------------------
European Equity Fund                                  Class B                    0.75%                     0.25%
----------------------------------------------------------------------------------------------------------------------
European Equity Fund                                  Class C                    0.75%                     0.25%
----------------------------------------------------------------------------------------------------------------------
International Small Cap Equity Fund                Institutional                 None                       None
----------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity Fund                       Institutional                 None                       None
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Global Fixed Income Fund                           Institutional                 None                       None
----------------------------------------------------------------------------------------------------------------------
International Fixed Income Fund                    Institutional                 None                       None
----------------------------------------------------------------------------------------------------------------------
Emerging Markets Debt Fund                         Institutional                 None                       None
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Fixed Income Fund                                  Institutional                 None                       None
----------------------------------------------------------------------------------------------------------------------
Fixed Income Fund                                   Investment                   None                      0.25%
----------------------------------------------------------------------------------------------------------------------

Fixed Income Fund                                     Class A                    0.25%                      None

----------------------------------------------------------------------------------------------------------------------

Fixed Income Fund                                     Class B                    0.75%                     0.25%

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Fixed Income Fund                                     Class C                    0.75%                     0.25%

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Short-Term Fixed Income Fund                       Institutional                 None                       None
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Municipal Bond Fund                                Institutional                 None                       None
----------------------------------------------------------------------------------------------------------------------
Municipal Bond Fund                                 Investment                   None                      0.25%
----------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Bond Fund                     Institutional                 None                       None
----------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Bond Fund                      Investment                   None                      0.25%
----------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund                               Institutional                 None                       None
----------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund                                Investment                   None                      0.25%
----------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund                                  Premier                    None                       None
----------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund                                  Class A                    0.25%                      None
----------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund                                  Class B                    0.75%                     0.25%
----------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund                                  Class C                    0.75%                     0.25%
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Micro Cap Fund                                     Institutional                 None                       None
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Micro Cap Fund                                      Investment                   None                      0.25%
----------------------------------------------------------------------------------------------------------------------

Micro Cap Fund                                        Class A                    0.25%                      None

----------------------------------------------------------------------------------------------------------------------

Micro Cap Fund                                        Class B                    0.75%                     0.25%

----------------------------------------------------------------------------------------------------------------------

Micro Cap Fund                                        Class C                    0.75%                     0.25%

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Total Return Bond Fund                                Premier                    None                       None
----------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund                             Institutional                 None                       None
----------------------------------------------------------------------------------------------------------------------


* as a percentage of average net assets